WARRANT REPURCHASE AGREEMENT

THIS WARRANT REPURCHASE AGREEMENT (the “Agreement”) is made as of the 1st day of July, 2009, by and among Highbury Financial Inc., a Delaware corporation (the “Company”), and the undersigned authorized representative of certain warrantholders of the Company  (the “Warrantholder”).

WHEREAS, the Warrantholder currently owns or has investment discretion over 2,804,200 warrants (the “Warrants”) to purchase an aggregate of 2,804,200 common shares of the Company (“Common Shares”);

WHEREAS, the Warrantholder desires the Company to repurchase all of the Warrants upon the terms and conditions set forth herein; and

WHEREAS, the Company wishes to repurchase all of the Warrants upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1.           Repurchase of the Warrants.  Upon the terms and subject to the conditions set forth herein and in reliance upon the representations and warranties set forth below, the Company agrees to repurchase the Warrants from the Warrantholder, and the Warrantholder agrees to sell and transfer to the Company the Warrants for a price per Warrant equal to $0.50, or an aggregate payment price of $1,402,100.00 for all the Warrants (the “Repurchase Price”).

2.           Closing. The (the “Closing”) of the repurchase and sale of the Warrants shall take place upon execution of this Agreement.  To consummate the repurchase and sale, at the Closing: (a) the Warrantholder shall transmit to Continental Stock & Transfer Trust Company (“Continental”), the Company’s transfer agent, the Warrants through the Depository Trust Company’s Deposit/Withdrawal at Custodian (DWAC) system, and (b) immediately upon the receipt of the Warrants by Continental, the Company shall deliver to the Warrantholder the payment of the Repurchase Price in accordance with the Warrantholder’s wire transfer instructions.

3.           Representations and Warranties of the Warrantholder.  The Warrantholder represents and warrants to the Company as follows:

(a)           Organization and Standing of Warrantholder.  The Warrantholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has full corporate power and authority to conduct its business as presently conducted and to own and/or control the disposition of the Warrants.

(b)            Ownership of Warrants.  The Warrantholder is, or is the duly authorized representative of, the record and beneficial owner of the Warrants, which ownership is free and clear of any liens, encumbrances, security interests, or restrictions on transfer and the Warrantholder or the client for whom it is the duly authorized representative has good, marketable, and unencumbered title to the Warrants, and the Warrantholder has full legal right, power, and authority to enter into this Agreement and to sell, transfer, convey, assign, and deliver the Warrants pursuant to this Agreement.

(c)           Authority for Agreement.  The execution of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Warrantholder.  This Agreement has been duly executed and delivered by the Warrantholder, and constitutes a valid and binding obligation of the Warrantholder, enforceable against the Warrantholder in accordance with its terms, except that such enforcement may be subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights.

(d)           Conflicts.  The execution of this Agreement, the consummation of the transactions contemplated hereby, and the compliance with the provisions hereof by the Warrantholder, do not and will not conflict with or result in any breach of any terms, conditions, or provisions of, or constitute a default under, or require a consent or waiver under, the Certificate of Incorporation or By-laws (each as amended to date), or similar organizational documents, of the Warrantholder, or any agreement to which the Warrantholder is a party or by which the Warrantholder or any of its properties are subject or bound, or violate any judgment, order, statute, rule, regulation or other provision of law applicable to the Warrantholder.

(e)           Litigation.  There is no action, proceeding, or investigation pending or, to the knowledge of the Warrantholder, threatened against the Warrantholder, or any basis therefor known to the Warrantholder, which questions the validity or legality, or otherwise relates to, this Agreement or any of the transactions contemplated hereby.

(f)           Consents.  No consent, approval, order, or authorization of, or registration, qualification, designation, declaration or filing (other than the filing of a Form 4 and an amendment to Schedule 13D) with, any person, entity or governmental authority is required on the part of the Warrantholder in connection with the execution and delivery of this Agreement, or the repurchase of the Warrantholder’s Warrants, or the other transactions as contemplated by this Agreement.

(g)           Experience and Knowledge.

(i)          The Warrantholder acknowledges and agrees that it has sufficient knowledge and experience in financial and business matters, and that it has had full opportunity to ask questions and receive sufficient and satisfactory answers from the representatives of the Company to evaluate the merits and risks of the transactions contemplated by this Agreement.

(ii)          The Warrantholder has had full opportunity to obtain additional information, documents, records and books related to the Company and its financial condition and prospects, and based thereon, has formed an independent judgment concerning the operations of the Company and its business.

(iii)           The Warrantholder has read this Agreement carefully, has been afforded sufficient time to understand the terms and effects of this Agreement, and is voluntarily entering into and executing this Agreement.  Neither the Warrantholder nor its agents or representatives have made any representations inconsistent with the terms and effects of this Agreement.

(iv)           The Warrantholder represents that the Company may have possession of material, non-public information concerning the Warrants, Common Shares and/or the Company that the Warrantholder does not possess or have access to (the “Excluded Information”), and as a consequence, there may exist a disparity of information between the Company and the Warrantholder with respect to the Warrants, Common Shares and/or the Company. The Warrantholder acknowledges that the Excluded Information could be indicative of a value of the Warrants that is higher than the Repurchase Price or could otherwise be adverse to the Warrantholder and such Excluded Information may be material to Warrantholder’s decision to sell the Warrants.

(v)           The Warrantholder represents that it has not requested the Excluded Information and agrees that the Company shall not be obligated to disclose any Excluded Information to the Warrantholder or have any liability with respect to any such non-disclosure.

4.           Representations and Warranties of the Company.  The Company represents and warrants to the Warrantholder as follows:

(a)           Organization and Standing of the Company; Authority.  The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority to conduct its business as presently conducted and to repurchase the Warrants.  The Company has full legal right, power, and authority to enter into this Agreement and to purchase the Warrants pursuant to this Agreement.

(b)           Authority for Agreement.  The execution of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company.  This Agreement has been duly executed and delivered by the Company, and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights.

(c)           Conflicts.  The execution of this Agreement, the consummation of the transactions contemplated hereby, and the compliance with the provisions hereof by the Company, do not and will not conflict with or result in any breach of any terms, conditions, or provisions of, or constitute a default under, or require a consent or waiver under, the Certificate of Incorporation or By-laws (each as amended to date) of the Company, or any agreement to which the Company is a party or by which the Company or any of its properties are subject or bound, or violate any judgment, order, statute, rule, regulation or other provision of law applicable to the Company.

(d)           Litigation.  There is no action, proceeding, or investigation pending or, to the knowledge of the Company, threatened against the Company, or any basis therefor known to the Company, which questions the validity or legality, or otherwise relates to, this Agreement or any of the transactions contemplated hereby.

(e)           Consents.  No consent, approval, order, or authorization of, or registration, qualification, designation, declaration or filing with, any person, entity or governmental authority is required on the part of the Company in connection with the execution and delivery of this Agreement, or the repurchase of the Warrants, or the other transactions as contemplated by this Agreement.

5.           Cooperation.  The Warrantholder and the Company each hereby covenants and agrees with the other to take such action and execute and deliver such documents as may be reasonably requested by the other in order to consummate the transactions contemplated by this Agreement.

6.           Survival of Representations, Warranties and Covenants.  All representations, warranties and covenants contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

7.           Indemnification.  Each of the Warrantholder and the Company (the “Indemnifying Party”) shall indemnify and hold harmless the other, its successors and assigns, and the respective officers, directors, employees and agents of each of the foregoing, from and against any and all losses, claims, damages, liabilities, payments, obligations and expenses (including reasonable attorneys’ and accountants’ fees) sustained, suffered or incurred by any such person or entity arising out of or resulting from the breach of any representation, warranty or covenant of the Indemnifying Party contained in this Agreement.

8.           Miscellaneous.

(a)          Entire Agreement.  This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral.  WITHOUT LIMITING THE GENERALITY OF THIS SECTION 9(a) AND NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NO PARTY IS MAKING ANY REPRESENTATION OR WARRANTY WHATSOEVER, ORAL OR WRITTEN, EXPRESS OR IMPLIED, IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OTHER THAN THOSE SET FORTH IN SECTIONS 3 AND 4 OF THIS AGREEMENT AND NO PARTY IS RELYING ON ANY STATEMENT, REPRESENTATION OR WARRANTY, ORAL OR WRITTEN, EXPRESS OR IMPLIED, MADE BY ANY OTHER PARTY EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTIONS 3 AND 4 OF THIS AGREEMENT.

(b)           Severability.  In the event that any court having jurisdiction shall determine that any provision contained in this Agreement shall be unreasonable or unenforceable in any respect, then such covenant or other provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect.  In the event that such court shall deem any such covenant or other provision wholly unenforceable, the remaining covenants and other provisions of this Agreement shall nevertheless remain in full force and effect.

(c)           Assignment.  This Agreement shall be binding upon the successors, permitted assigns, heirs, legatees and devisees, executors, administrators and legal representatives of the Warrantholder and upon the successors and assigns of the Company.  Neither the Warrantholder nor the Company may assign its rights or delegate its obligations under this Agreement without the prior written consent of the other.

(d)           Amendment; Waiver.  This Agreement may not be amended, modified or waived except by an instrument in writing signed by the Company and the Warrantholder.

(e)           Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of Delaware, without giving effect to the conflict of law principles thereof.

(f)           Expenses.  The Company and the Warrantholder shall each pay its fees and expenses (including legal fees) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.  All transfer or similar taxes required to be paid in respect of the transfer by the Warrantholder of the Warrants shall be paid by the Warrantholder.

(g)           Counterparts.  This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(h)           Notices.

(i)           All notices, waivers and other communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by an internationally recognized overnight international courier:

(A)           if to the Warrantholder, at the address or facsimile number of the Warrantholder set forth on the signature page hereto; and

(B)           if to the Company, at:

Highbury Financial Inc.
999 Eighteenth Street, Suite 3000
Denver CO 80202
Attention:  Bradley Forth, Chief Financial Officer

(ii)           Any notice so addressed shall be deemed to be given: if delivered by hand or facsimile, on the date of such delivery if delivered prior to 5:00 p.m. on a Business Day or, if delivered after 5:00 p.m. or on a day other than a Business Day, on the next Business Day; if mailed by overnight courier, on the first Business Day following the date of such mailing; and if mailed by registered or certified mail, on the third Business Day after the date of such mailing.  For purposes of this Agreement, the term “Business Day” means any day other than a Saturday, Sunday or other day that is a statutory holiday under the federal laws of the United States or the laws of Bermuda.

(i)           Further Assurances.  The Warrantholder shall, from time to time after the Closing at the request of the Company, without further consideration, execute and deliver further instruments of transfer and assignment and other documents and take such other action as the Company may reasonably request to more effectively transfer and assign to, and vest in, the Company the Warrants and all rights thereto, and to otherwise fully implement the provisions of this Agreement.

(j)           Specific Performance.  The rights and remedies of the parties hereto shall be cumulative.  The transactions contemplated by this Agreement are unique transactions and any failure on the part of any party to complete the transactions contemplated by this Agreement on the terms of this Agreement will not be fully compensable in damages and the breach or threatened breach of the provisions of this Agreement would cause the other parties hereto irreparable harm.  Accordingly, in addition to and not in limitation of any other remedies available to the parties hereto for a breach or threatened breach of this Agreement, the parties shall be entitled to seek specific performance of this Agreement and seek an injunction restraining any such party from such breach or threatened breach.

(k)           Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUR OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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IN WITNESS WHEREOF, the Company and the Warrantholder have executed this Warrant Repurchase Agreement as of the date first written above.

COMPANY:

HIGHBURY FINANCIAL INC.

By:            /s/ R. Bradley Forth
Name:      R. Bradley Forth
Title:        Executive Vice President and Chief Financial Officer

WARRANTHOLDER:

SHERLEIGH ASSOCIATES INC. PROFIT SHARING PLAN

By:            /s/ Jack Silver
Name:       Jack Silver
Title:         Trustee
Address:  80 Columbus Circle, PH 76A
  New York, NY 10023